                                                Exhibit 99.1
First Financial Bancorp Announces Second Quarter and Year to Date
2025 Financial Results & Quarterly Dividend Increase

•Earnings per diluted share of $0.73; $0.74 on an adjusted(1) basis
•Return on average assets of 1.52%; 1.54% on an adjusted(1) basis
•Net interest margin on FTE basis(1) of 4.05%; 17 bp increase from first quarter
•Record quarterly revenue of $226.3 million
•TCE ratio increased to 8.40%; ROATCE of 20%
•Net charge-offs 0.21% as a percentage of total loans
•Board of Directors approved quarterly dividend increase to $0.25

Cincinnati, Ohio - July 24, 2025. First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the three and six months ended June 30, 2025.

For the three months ended June 30, 2025, the Company reported net income of $70.0 million, or $0.73 per diluted common share. These results compare to net income of $51.3 million, or $0.54 per diluted common share, for the first quarter of 2025. For the six months ended June 30, 2025, First Financial had earnings per diluted share of $1.27 compared to $1.17 for the same period in 2024.

Return on average assets for the second quarter of 2025 was 1.52% while return on average tangible common equity was 19.61%(1). These compare to return on average assets of 1.13% and return on average tangible common equity of 15.16%(1) in the first quarter of 2025.

Second quarter 2025 highlights include:

•Robust net interest margin of 4.01%, or 4.05% on a fully tax-equivalent basis(1)
◦17 bp increase from first quarter
◦12 bp decline in funding costs and 5 bp increase in asset yields

•Noninterest income of $68.1 million, or $67.8 million as adjusted(1)
◦Adjustments include $0.2 million gain on sales of investment securities
◦Double digit percentage growth from linked quarter in mortgage and bankcard income
◦Strong leasing business income of $20.8 million, an increase of 11.2% from first quarter
◦Foreign exchange income increased $1.2 million, or 9.7% from first quarter
•Noninterest expenses of $128.7 million, or $127.6 million as adjusted(1); 0.8% increase from linked quarter
◦Second quarter adjustments(1) include $1.0 million of efficiency and acquisition related costs
◦Efficiency ratio of 56.9%; 56.4% as adjusted(1)

•Loan growth during the quarter of 2% on an annualized basis
◦Loan balances increased $62.1 million compared to the linked quarter
◦Quarterly growth driven by C&I, Agile, Summit and Consumer; offsetting elevated prepayments in ICRE

•Average deposit growth of 3% on an annualized basis
◦Average deposit balances increased $114.1 million
◦Second quarter included $85 million seasonal increase in public funds
◦Growth in noninterest bearing deposits, retail CDs, and savings offset by declines in interest-bearing demand and money market balances
_________________________________________________________________________________________
(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

•Total Allowance for Credit Losses of $175.7 million; Total quarterly provision expense of $9.8 million
◦Loans and leases - ACL of $158.5 million; ratio to total loans of 1.34%
◦Unfunded Commitments - ACL of $17.1 million
◦Provision expense driven by loan growth and net charge-offs
◦Annualized net charge-offs were 21 bps of total loans; 15 bp decline from linked quarter
◦Nonperforming assets increased 9 bps to 0.41% of total assets

•Capital ratios stable and strong
◦Total capital ratio increased 8 bps to 14.98%
◦Tier 1 common equity increased 28 bps to 12.57%
◦Tangible common equity of 8.40%(1); 9.81%(1) excluding impact from AOCI
◦Tangible book value per share of $15.40(1); 4% increase from linked quarter

Additionally, the Board of Directors approved a quarterly dividend of $0.25 per common share for the next regularly scheduled dividend, payable on September 15, 2025 to shareholders of record as of September 2, 2025.

Archie Brown, President and CEO, commented on the quarter, “I am thrilled with our performance this quarter. We achieved record revenue of $226.3 million, which represents a 5% increase over the same quarter one year ago. This drove adjusted(1) earnings per share of $0.74, an adjusted(1) return on assets of 1.54% and an adjusted(1) return on tangible common equity of 20%. The Company’s industry-leading profitability was once again driven by a robust net interest margin. Loan growth was 2% on an annualized basis, and we were pleased with broad-based growth in most portfolios, with the exception of commercial real estate, which declined due to accelerated payoffs. Payoffs have started to subside, and we expect higher loan growth in the second half of this year.”

Mr. Brown continued, “We recorded adjusted(1) noninterest income of $67.8 million in the second quarter, which was an 11% increase over the linked quarter and a 10% increase over the second quarter of 2024. Growth in fees was broad-based, with mortgage, bankcard income, leasing business income and Bannockburn all increasing by double-digit percentages over the linked quarter. We were also pleased with our expense management, with adjusted(1) noninterest expenses increasing 1% compared to the first quarter. Excluding leasing business expenses, which continue to increase as our operating lease portfolio grows, adjusted(1) noninterest expenses increased by less than 2% year over year."

Mr. Brown commented on asset quality, “Asset quality was stable for the quarter. Net charge-offs declined 15 basis points from the first quarter to 21 basis points of total loans and classified asset balances were relatively flat. Our outlook for asset quality remains positive, and we expect net charge-offs to be in the 20-25 basis points range for the remainder of the year."

Mr. Brown discussed capital and an increase to the common dividend, “We are pleased with the strength of our capital levels. Regulatory ratios are very strong and TCE has continued to grow, increasing 16% over the last year to 8.40%. Tangible book value per share increased to $15.40, which was a 4% increase from the linked quarter and a 19% increase over the same period last year. We are also pleased to announce that our Board of Directors approved a $0.01, or 4.2%, increase in the common dividend to $0.25. The dividend payout remains approximately 35% of net income and continues to provide an attractive yield."

Mr. Brown concluded, “We are excited about our recent announcement to acquire Westfield Bank in Northeast Ohio and are actively engaged in the integration process. Appropriate applications have been filed with our regulators, and we continue to expect approval and closing to occur this year. In summary, we are very pleased with our second quarter and year to date financial performance and remain very excited about our outlook for the remainder of 2025 and beyond.”

Full detail of the Company’s second quarter 2025 performance is provided in the accompanying financial statements and slide presentation.

Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Friday, July 25, 2025 at 8:30 a.m. Eastern Time. Members of the public who would like to listen to the conference call should dial (888) 550-5723 (U.S. toll free) or (646) 960-0471 (U.S. local), access code 5048068. The number should be dialed five to ten minutes prior to the start of the conference call. A replay of the conference call will be available beginning one hour after the completion of the live call at (800) 770-2030 (U.S. toll free), (609) 800-9099 (U.S. toll), access code 5048068. The recording will be available until August 8, 2025. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website
This press release as well as supplemental information are available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

Use of Non-GAAP Financial Measures
This earnings release contains GAAP financial measures and Non-GAAP financial measures where management believes it to be helpful in understanding the Company’s results of operations or financial position. Where Non-GAAP financial measures are used, the comparable GAAP financial measures, as well as a reconciliation to the comparable GAAP financial measure, can be found in the section titled “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

Forward-Looking Statements

Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.

As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements.  Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements.  Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation:

•economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business;
•future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses
•the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry;
•Management’s ability to effectively execute its business plans;
•mergers and acquisitions, including costs or difficulties related to the integration of acquired companies;
•the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period;
•the effect of changes in accounting policies and practices;
•changes in consumer spending, borrowing and saving and changes in unemployment;
•changes in customers’ performance and creditworthiness;
•the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;
•current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, trade and tariff policies, and any slowdown in global economic growth;

•the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products;
•our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;
•financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;
•the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale;
•the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses;
•a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks;
•the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and
•our ability to develop and execute effective business plans and strategies.

Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2024, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov.

All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing.  Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of June 30, 2025, the Company had $18.6 billion in assets, $11.8 billion in loans, $14.4 billion in deposits and $2.6 billion in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its six lines of business: Commercial, Retail Banking, Investment Commercial Real Estate, Mortgage Banking, Commercial Finance and Wealth Management. These business units provide traditional banking services to business and retail clients. Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $3.8 billion in assets under management as of June 30, 2025. The Company operated 128 full service banking centers as of June 30, 2025, located in Ohio, Indiana, Kentucky and Illinois, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. In 2025, First Financial Bank received its second consecutive Outstanding rating from the Federal Reserve for its performance under the Community Reinvestment Act and was recognized as a Gallup Exceptional Workplace Award winner, one of only 70 Gallup clients worldwide to receive this designation. Additional information about the Company, including its products, services and banking locations, is available at www.bankatfirst.com.

Contact Information
Investors/Analysts                    Media
Jamie Anderson                        Tim Condron
Chief Financial Officer                    Director of Corporate Communications
(513) 887-5400                        (513) 979-5796
InvestorRelations@bankatfirst.com            media@bankatfirst.com

Selected Financial Information
June 30, 2025
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Six months ended,
	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	June 30,
	2025	2025	2024	2024	2024	2025	2024
RESULTS OF OPERATIONS
Net income	$69,996	$51,293	$64,885	$52,451	$60,805	$121,289	$111,494
Net earnings per share - basic	$0.74	$0.54	$0.69	$0.56	$0.64	$1.28	$1.18
Net earnings per share - diluted	$0.73	$0.54	$0.68	$0.55	$0.64	$1.27	$1.17
Dividends declared per share	$0.24	$0.24	$0.24	$0.24	$0.23	$0.48	$0.46

KEY FINANCIAL RATIOS
Return on average assets	1.52%	1.13%	1.41%	1.17%	1.38%	1.33%	1.28%
Return on average shareholders' equity	11.16%	8.46%	10.57%	8.80%	10.72%	9.83%	9.86%
Return on average tangible shareholders' equity (1)	19.61%	15.16%	19.08%	16.29%	20.57%	17.44%	18.97%

Net interest margin	4.01%	3.84%	3.91%	4.05%	4.06%	3.93%	4.06%
Net interest margin (fully tax equivalent) (1)(2)	4.05%	3.88%	3.94%	4.08%	4.10%	3.96%	4.10%

Ending shareholders' equity as a percent of ending assets	13.73%	13.55%	13.13%	13.50%	12.81%	13.73%	12.81%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets (1)	8.40%	8.16%	7.73%	7.98%	7.23%	8.40%	7.23%
Risk-weighted assets (1)	10.44%	10.10%	9.61%	9.86%	8.95%	10.44%	8.95%

Average shareholders' equity as a percent of average assets	13.66%	13.38%	13.36%	13.28%	12.87%	13.52%	12.98%
Average tangible shareholders' equity as a percent of average tangible assets (1)	8.26%	7.94%	7.87%	7.64%	7.15%	8.10%	7.20%

Book value per share	$26.71	$26.13	$25.53	$25.66	$24.36	$26.71	$24.36
Tangible book value per share (1)	$15.40	$14.80	$14.15	$14.26	$12.94	$15.40	$12.94

Common equity tier 1 ratio (3)	12.57%	12.29%	12.16%	12.04%	11.78%	12.57%	11.78%
Tier 1 ratio (3)	12.89%	12.61%	12.48%	12.37%	12.11%	12.89%	12.11%
Total capital ratio (3)	14.98%	14.90%	14.64%	14.58%	14.47%	14.98%	14.47%
Leverage ratio (3)	10.28%	10.01%	9.98%	9.93%	9.73%	10.28%	9.73%

AVERAGE BALANCE SHEET ITEMS
Loans (4)	$11,792,840	$11,724,727	$11,687,886	$11,534,000	$11,440,930	$11,758,972	$11,253,557
Investment securities	3,478,921	3,411,593	3,372,539	3,274,498	3,131,541	3,445,443	3,134,603
Interest-bearing deposits with other banks	542,815	615,812	654,251	483,880	599,348	579,112	576,501
Total earning assets	$15,814,576	$15,752,132	$15,714,676	$15,292,378	$15,171,819	$15,783,527	$14,964,661
Total assets	$18,419,437	$18,368,604	$18,273,419	$17,854,191	$17,728,251	$18,394,161	$17,517,236
Noninterest-bearing deposits	$3,143,081	$3,091,037	$3,162,643	$3,106,239	$3,144,198	$3,117,203	$3,156,974
Interest-bearing deposits	11,211,694	11,149,633	11,177,010	10,690,265	10,486,068	11,180,835	10,297,742
Total deposits	$14,354,775	$14,240,670	$14,339,653	$13,796,504	$13,630,266	$14,298,038	$13,454,716
Borrowings	$910,573	$1,001,337	$855,083	$1,053,737	$1,171,246	$955,704	$1,155,130
Shareholders' equity	$2,515,747	$2,457,785	$2,441,045	$2,371,125	$2,281,040	$2,486,926	$2,273,301

CREDIT QUALITY RATIOS
Allowance to ending loans	1.34%	1.33%	1.33%	1.37%	1.36%	1.34%	1.36%
Allowance to nonaccrual loans	206.08%	261.07%	237.66%	242.72%	249.21%	206.08%	249.21%
Nonaccrual loans to total loans	0.65%	0.51%	0.56%	0.57%	0.54%	0.65%	0.54%
Nonperforming assets to ending loans, plus OREO	0.65%	0.51%	0.56%	0.57%	0.54%	0.65%	0.54%
Nonperforming assets to total assets	0.41%	0.32%	0.36%	0.36%	0.35%	0.41%	0.35%
Classified assets to total assets	1.15%	1.16%	1.21%	1.14%	1.07%	1.15%	1.07%
Net charge-offs to average loans (annualized)	0.21%	0.36%	0.40%	0.25%	0.15%	0.28%	0.27%
(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.
(2) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(3) June 30, 2025 regulatory capital ratios are preliminary.
(4) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Six months ended,
	June 30,			June 30,
	2025	2024	% Change	2025	2024	% Change
Interest income
Loans and leases, including fees	$201,460	$211,760	(4.9)%	$398,623	$413,600	(3.6)%
Investment securities
Taxable	36,243	30,295	19.6%	70,644	58,591	20.6%
Tax-exempt	2,233	2,704	(17.4)%	4,437	5,796	(23.4)%
Total investment securities interest	38,476	32,999	16.6%	75,081	64,387	16.6%
Other earning assets	5,964	7,960	(25.1)%	12,615	15,418	(18.2)%
Total interest income	245,900	252,719	(2.7)%	486,319	493,405	(1.4)%

Interest expense
Deposits	75,484	83,022	(9.1)%	154,125	159,097	(3.1)%
Short-term borrowings	6,393	11,395	(43.9)%	13,938	22,338	(37.6)%
Long-term borrowings	5,754	4,991	15.3%	10,691	9,919	7.8%
Total interest expense	87,631	99,408	(11.8)%	178,754	191,354	(6.6)%
Net interest income	158,269	153,311	3.2%	307,565	302,051	1.8%
Provision for credit losses-loans and leases	9,084	16,157	(43.8)%	18,225	29,576	(38.4)%
Provision for credit losses-unfunded commitments	718	286	151.0%	277	(1,973)	(114.0)%
Net interest income after provision for credit losses	148,467	136,868	8.5%	289,063	274,448	5.3%

Noninterest income
Service charges on deposit accounts	7,766	7,188	8.0%	15,229	14,100	8.0%
Wealth management fees	7,787	7,172	8.6%	15,924	13,848	15.0%
Bankcard income	3,737	3,900	(4.2)%	7,047	7,042	0.1%
Client derivative fees	1,674	763	119.4%	3,245	2,013	61.2%
Foreign exchange income	13,760	16,787	(18.0)%	26,304	27,222	(3.4)%
Leasing business income	20,797	16,828	23.6%	39,500	31,417	25.7%
Net gains from sales of loans	6,687	4,479	49.3%	11,009	8,263	33.2%
Net gain (loss) on investment securities	243	(64)	479.7%	(9,706)	(5,251)	84.8%
Other	5,612	4,448	26.2%	10,594	9,359	13.2%
Total noninterest income	68,063	61,501	10.7%	119,146	108,013	10.3%

Noninterest expenses
Salaries and employee benefits	74,917	75,225	(0.4)%	150,155	149,262	0.6%
Net occupancy	5,845	5,793	0.9%	11,864	11,716	1.3%
Furniture and equipment	3,441	3,646	(5.6)%	7,254	7,334	(1.1)%
Data processing	9,020	8,877	1.6%	17,779	17,182	3.5%
Marketing	2,737	2,605	5.1%	4,755	4,567	4.1%
Communication	681	816	(16.5)%	1,493	1,611	(7.3)%
Professional services	3,549	2,885	23.0%	6,288	5,153	22.0%
Amortization of tax credit investments	111	31	258.1%	223	62	259.7%
State intangible tax	1,517	875	73.4%	2,394	1,752	36.6%
FDIC assessments	2,611	2,657	(1.7)%	5,670	5,437	4.3%
Intangible amortization	2,358	2,396	(1.6)%	4,717	4,697	0.4%
Leasing business expense	13,155	10,128	29.9%	25,957	19,882	30.6%
Other	8,729	7,640	14.3%	18,198	17,274	5.3%
Total noninterest expenses	128,671	123,574	4.1%	256,747	245,929	4.4%
Income before income taxes	87,859	74,795	17.5%	151,462	136,532	10.9%
Income tax expense	17,863	13,990	27.7%	30,173	25,038	20.5%
Net income	$69,996	$60,805	15.1%	$121,289	$111,494	8.8%

ADDITIONAL DATA
Net earnings per share - basic	$0.74	$0.64		$1.28	$1.18
Net earnings per share - diluted	$0.73	$0.64		$1.27	$1.17
Dividends declared per share	$0.24	$0.23		$0.48	$0.46

Return on average assets	1.52%	1.38%		1.33%	1.28%
Return on average shareholders' equity	11.16%	10.72%		9.83%	9.86%

Interest income	$245,900	$252,719	(2.7)%	$486,319	$493,405	(1.4)%
Tax equivalent adjustment	1,246	1,418	(12.1)%	2,459	2,953	(16.7)%
Interest income - tax equivalent	247,146	254,137	(2.8)%	488,778	496,358	(1.5)%
Interest expense	87,631	99,408	(11.8)%	178,754	191,354	(6.6)%
Net interest income - tax equivalent	$159,515	$154,729	3.1%	$310,024	$305,004	1.6%

Net interest margin	4.01%	4.06%		3.93%	4.06%
Net interest margin (fully tax equivalent) (1)	4.05%	4.10%		3.96%	4.10%

Full-time equivalent employees	2,033	2,144

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2025
	Second	First	Year to	% Change
	Quarter	Quarter	Date	Linked Qtr.
Interest income
Loans and leases, including fees	$201,460	$197,163	$398,623	2.2%
Investment securities
Taxable	36,243	34,401	70,644	5.4%
Tax-exempt	2,233	2,204	4,437	1.3%
Total investment securities interest	38,476	36,605	75,081	5.1%
Other earning assets	5,964	6,651	12,615	(10.3)%
Total interest income	245,900	240,419	486,319	2.3%

Interest expense
Deposits	75,484	78,641	154,125	(4.0)%
Short-term borrowings	6,393	7,545	13,938	(15.3)%
Long-term borrowings	5,754	4,937	10,691	16.5%
Total interest expense	87,631	91,123	178,754	(3.8)%
Net interest income	158,269	149,296	307,565	6.0%
Provision for credit losses-loans and leases	9,084	9,141	18,225	(0.6)%
Provision for credit losses-unfunded commitments	718	(441)	277	(262.8)%
Net interest income after provision for credit losses	148,467	140,596	289,063	5.6%

Noninterest income
Service charges on deposit accounts	7,766	7,463	15,229	4.1%
Wealth management fees	7,787	8,137	15,924	(4.3)%
Bankcard income	3,737	3,310	7,047	12.9%
Client derivative fees	1,674	1,571	3,245	6.6%
Foreign exchange income	13,760	12,544	26,304	9.7%
Leasing business income	20,797	18,703	39,500	11.2%
Net gains from sales of loans	6,687	4,322	11,009	54.7%
Net gain (loss) on investment securities	243	(9,949)	(9,706)	102.4%
Other	5,612	4,982	10,594	12.6%
Total noninterest income	68,063	51,083	119,146	33.2%

Noninterest expenses
Salaries and employee benefits	74,917	75,238	150,155	(0.4)%
Net occupancy	5,845	6,019	11,864	(2.9)%
Furniture and equipment	3,441	3,813	7,254	(9.8)%
Data processing	9,020	8,759	17,779	3.0%
Marketing	2,737	2,018	4,755	35.6%
Communication	681	812	1,493	(16.1)%
Professional services	3,549	2,739	6,288	29.6%
Amortization of tax credit investments	111	112	223	(0.9)%
State intangible tax	1,517	877	2,394	73.0%
FDIC assessments	2,611	3,059	5,670	(14.6)%
Intangible amortization	2,358	2,359	4,717	0.0%
Leasing business expense	13,155	12,802	25,957	2.8%
Other	8,729	9,469	18,198	(7.8)%
Total noninterest expenses	128,671	128,076	256,747	0.5%
Income before income taxes	87,859	63,603	151,462	38.1%
Income tax expense	17,863	12,310	30,173	45.1%
Net income	$69,996	$51,293	$121,289	36.5%

ADDITIONAL DATA
Net earnings per share - basic	$0.74	$0.54	$1.28
Net earnings per share - diluted	$0.73	$0.54	$1.27
Dividends declared per share	$0.24	$0.24	$0.48

Return on average assets	1.52%	1.13%	1.33%
Return on average shareholders' equity	11.16%	8.46%	9.83%

Interest income	$245,900	$240,419	$486,319	2.3%
Tax equivalent adjustment	1,246	1,213	2,459	2.7%
Interest income - tax equivalent	247,146	241,632	488,778	2.3%
Interest expense	87,631	91,123	178,754	(3.8)%
Net interest income - tax equivalent	$159,515	$150,509	$310,024	6.0%

Net interest margin	4.01%	3.84%	3.93%
Net interest margin (fully tax equivalent) (1)	4.05%	3.88%	3.96%

Full-time equivalent employees	2,033	2,021

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2024
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans and leases, including fees	$207,508	$215,433	$211,760	$201,840	$836,541
Investment securities
Taxable	33,978	32,367	30,295	28,296	124,936
Tax-exempt	2,423	2,616	2,704	3,092	10,835
Total investment securities interest	36,401	34,983	32,999	31,388	135,771
Other earning assets	7,662	6,703	7,960	7,458	29,783
Total interest income	251,571	257,119	252,719	240,686	1,002,095

Interest expense
Deposits	85,441	86,554	83,022	76,075	331,092
Short-term borrowings	6,586	9,932	11,395	10,943	38,856
Long-term borrowings	5,145	5,073	4,991	4,928	20,137
Total interest expense	97,172	101,559	99,408	91,946	390,085
Net interest income	154,399	155,560	153,311	148,740	612,010
Provision for credit losses-loans and leases	9,705	9,930	16,157	13,419	49,211
Provision for credit losses-unfunded commitments	(273)	694	286	(2,259)	(1,552)
Net interest income after provision for credit losses	144,967	144,936	136,868	137,580	564,351

Noninterest income
Service charges on deposit accounts	7,632	7,547	7,188	6,912	29,279
Wealth management fees	7,962	6,910	7,172	6,676	28,720
Bankcard income	3,659	3,698	3,900	3,142	14,399
Client derivative fees	1,528	1,160	763	1,250	4,701
Foreign exchange income	16,794	12,048	16,787	10,435	56,064
Leasing business income	19,413	16,811	16,828	14,589	67,641
Net gains from sales of loans	4,634	5,021	4,479	3,784	17,918
Net gain (loss) on investment securities	144	(17,468)	(64)	(5,187)	(22,575)
Other	8,088	9,974	4,448	4,911	27,421
Total noninterest income	69,854	45,701	61,501	46,512	223,568

Noninterest expenses
Salaries and employee benefits	80,314	74,813	75,225	74,037	304,389
Net occupancy	5,415	5,919	5,793	5,923	23,050
Furniture and equipment	3,476	3,617	3,646	3,688	14,427
Data processing	9,139	8,857	8,877	8,305	35,178
Marketing	2,204	2,255	2,605	1,962	9,026
Communication	767	851	816	795	3,229
Professional services	6,631	2,303	2,885	2,268	14,087
Amortization of tax credit investments	14,303	31	31	31	14,396
State intangible tax	(104)	876	875	877	2,524
FDIC assessments	2,736	3,036	2,657	2,780	11,209
Intangible amortization	2,395	2,395	2,396	2,301	9,487
Leasing business expense	12,536	11,899	10,128	9,754	44,317
Other	8,095	8,907	7,640	9,634	34,276
Total noninterest expenses	147,907	125,759	123,574	122,355	519,595
Income before income taxes	66,914	64,878	74,795	61,737	268,324
Income tax expense	2,029	12,427	13,990	11,048	39,494
Net income	$64,885	$52,451	$60,805	$50,689	$228,830

ADDITIONAL DATA
Net earnings per share - basic	$0.69	$0.56	$0.64	$0.54	$2.42
Net earnings per share - diluted	$0.68	$0.55	$0.64	$0.53	$2.40
Dividends declared per share	$0.24	$0.24	$0.23	$0.23	$0.94

Return on average assets	1.41%	1.17%	1.38%	1.18%	1.29%
Return on average shareholders' equity	10.57%	8.80%	10.72%	9.00%	9.78%

Interest income	$251,571	$257,119	$252,719	$240,686	$1,002,095
Tax equivalent adjustment	1,274	1,362	1,418	1,535	5,589
Interest income - tax equivalent	252,845	258,481	254,137	242,221	1,007,684
Interest expense	97,172	101,559	99,408	91,946	390,085
Net interest income - tax equivalent	$155,673	$156,922	$154,729	$150,275	$617,599

Net interest margin	3.91%	4.05%	4.06%	4.05%	4.02%
Net interest margin (fully tax equivalent) (1)	3.94%	4.08%	4.10%	4.10%	4.05%

Full-time equivalent employees	2,064	2,084	2,144	2,116

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	% Change	% Change
	2025	2025	2024	2024	2024	Linked Qtr.	Comp Qtr.
ASSETS
Cash and due from banks	$210,187	$190,610	$174,258	$190,618	$193,794	10.3%	8.5%
Interest-bearing deposits with other banks	570,173	633,349	730,228	660,576	738,555	(10.0)%	(22.8)%
Investment securities available-for-sale	3,386,562	3,260,981	3,183,776	3,157,265	3,036,758	3.9%	11.5%
Investment securities held-to-maturity	72,994	76,469	76,960	77,985	78,921	(4.5)%	(7.5)%
Other investments	122,322	120,826	114,598	120,318	132,412	1.2%	(7.6)%
Loans held for sale	26,504	17,927	13,181	12,685	16,911	47.8%	56.7%
Loans and leases
Commercial and industrial	3,927,771	3,832,350	3,815,858	3,678,546	3,782,487	2.5%	3.8%
Lease financing	587,176	573,608	598,045	587,415	534,557	2.4%	9.8%
Construction real estate	732,777	824,775	779,446	802,264	741,406	(11.2)%	(1.2)%
Commercial real estate	3,961,513	3,956,880	4,061,744	4,034,820	4,076,596	0.1%	(2.8)%
Residential real estate	1,492,688	1,479,704	1,462,284	1,422,186	1,377,290	0.9%	8.4%
Home equity	903,299	872,502	849,039	825,431	800,860	3.5%	12.8%
Installment	116,598	119,672	133,051	141,270	148,530	(2.6)%	(21.5)%
Credit card	64,374	64,639	62,311	61,140	59,477	(0.4)%	8.2%
Total loans	11,786,196	11,724,130	11,761,778	11,553,072	11,521,203	0.5%	2.3%
Less:
Allowance for credit losses	(158,522)	(155,482)	(156,791)	(158,831)	(156,185)	2.0%	1.5%
Net loans	11,627,674	11,568,648	11,604,987	11,394,241	11,365,018	0.5%	2.3%
Premises and equipment	197,741	197,968	197,965	196,692	197,873	(0.1)%	(0.1)%
Operating leases	217,100	213,648	209,119	201,080	167,472	1.6%	29.6%
Goodwill	1,007,656	1,007,656	1,007,656	1,007,656	1,007,656	0.0%	0.0%
Other intangibles	75,458	77,002	79,291	81,547	83,528	(2.0)%	(9.7)%
Accrued interest and other assets	1,119,884	1,089,983	1,178,242	1,045,669	1,147,282	2.7%	(2.4)%
Total Assets	$18,634,255	$18,455,067	$18,570,261	$18,146,332	$18,166,180	1.0%	2.6%

LIABILITIES
Deposits
Interest-bearing demand	$3,057,232	$3,004,601	$3,095,724	$2,884,971	$2,922,540	1.8%	4.6%
Savings	4,979,124	4,886,613	4,948,768	4,710,223	4,628,320	1.9%	7.6%
Time	3,201,711	3,144,440	3,152,265	3,244,861	3,049,635	1.8%	5.0%
Total interest-bearing deposits	11,238,067	11,035,654	11,196,757	10,840,055	10,600,495	1.8%	6.0%
Noninterest-bearing	3,131,926	3,161,302	3,132,381	3,107,699	3,061,427	(0.9)%	2.3%
Total deposits	14,369,993	14,196,956	14,329,138	13,947,754	13,661,922	1.2%	5.2%
FHLB short-term borrowings	680,000	735,000	625,000	765,000	1,040,000	(7.5)%	(34.6)%
Other	4,699	64,792	130,452	46,653	139,172	(92.7)%	(96.6)%
Total short-term borrowings	684,699	799,792	755,452	811,653	1,179,172	(14.4)%	(41.9)%
Long-term debt	344,955	345,878	347,509	344,086	338,556	(0.3)%	1.9%
Total borrowed funds	1,029,654	1,145,670	1,102,961	1,155,739	1,517,728	(10.1)%	(32.2)%
Accrued interest and other liabilities	676,453	611,206	700,121	592,401	660,091	10.7%	2.5%
Total Liabilities	16,076,100	15,953,832	16,132,220	15,695,894	15,839,741	0.8%	1.5%

SHAREHOLDERS' EQUITY
Common stock	1,638,796	1,637,041	1,642,055	1,639,045	1,635,705	0.1%	0.2%
Retained earnings	1,351,674	1,304,636	1,276,329	1,234,375	1,204,844	3.6%	12.2%
Accumulated other comprehensive income (loss)	(246,384)	(253,888)	(289,799)	(232,262)	(323,409)	(3.0)%	(23.8)%
Treasury stock, at cost	(185,931)	(186,554)	(190,544)	(190,720)	(190,701)	(0.3)%	(2.5)%
Total Shareholders' Equity	2,558,155	2,501,235	2,438,041	2,450,438	2,326,439	2.3%	10.0%
Total Liabilities and Shareholders' Equity	$18,634,255	$18,455,067	$18,570,261	$18,146,332	$18,166,180	1.0%	2.6%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	June 30,
	2025	2025	2024	2024	2024	2025	2024
ASSETS
Cash and due from banks	$174,375	$164,734	$182,242	$179,321	$174,435	$169,581	$189,277
Interest-bearing deposits with other banks	542,815	615,812	654,251	483,880	599,348	579,112	576,501
Investment securities	3,478,921	3,411,593	3,372,539	3,274,498	3,131,541	3,445,443	3,134,603
Loans held for sale	25,026	10,212	17,284	16,399	14,075	17,660	13,072
Loans and leases
Commercial and industrial	3,881,001	3,787,207	3,727,549	3,723,761	3,716,083	3,834,363	3,629,779
Lease financing	581,091	585,119	587,110	550,634	509,758	583,094	495,149
Construction real estate	784,028	797,100	826,936	763,779	683,780	790,528	643,877
Commercial real estate	3,958,730	4,018,211	4,045,347	4,059,939	4,146,764	3,988,306	4,124,001
Residential real estate	1,485,479	1,475,703	1,442,799	1,399,932	1,361,133	1,480,618	1,348,941
Home equity	891,761	858,153	837,863	811,265	790,384	875,050	777,897
Installment	117,724	127,192	136,927	143,102	151,753	122,432	154,708
Credit card	68,000	65,830	66,071	65,189	67,200	66,921	66,133
Total loans	11,767,814	11,714,515	11,670,602	11,517,601	11,426,855	11,741,312	11,240,485
Less:
Allowance for credit losses	(158,170)	(158,206)	(161,477)	(159,252)	(147,666)	(158,188)	(145,808)
Net loans	11,609,644	11,556,309	11,509,125	11,358,349	11,279,189	11,583,124	11,094,677
Premises and equipment	198,407	198,998	197,664	197,881	199,096	198,701	198,789
Operating leases	212,684	205,181	202,110	180,118	156,457	208,953	155,556
Goodwill	1,007,656	1,007,656	1,007,658	1,007,654	1,007,657	1,007,656	1,007,067
Other intangibles	76,076	78,220	80,486	82,619	84,577	77,142	84,343
Accrued interest and other assets	1,093,833	1,119,889	1,050,060	1,073,472	1,081,876	1,106,789	1,063,351
Total Assets	$18,419,437	$18,368,604	$18,273,419	$17,854,191	$17,728,251	$18,394,161	$17,517,236

LIABILITIES
Deposits
Interest-bearing demand	$3,066,986	$3,090,526	$3,081,148	$2,914,934	$2,888,252	$3,078,691	$2,892,010
Savings	5,005,526	4,918,004	4,886,784	4,694,923	4,617,658	4,962,007	4,508,713
Time	3,139,182	3,141,103	3,209,078	3,080,408	2,980,158	3,140,137	2,897,019
Total interest-bearing deposits	11,211,694	11,149,633	11,177,010	10,690,265	10,486,068	11,180,835	10,297,742
Noninterest-bearing	3,143,081	3,091,037	3,162,643	3,106,239	3,144,198	3,117,203	3,156,974
Total deposits	14,354,775	14,240,670	14,339,653	13,796,504	13,630,266	14,298,038	13,454,716
Federal funds purchased and securities sold
under agreements to repurchase	4,780	2,055	2,282	10,807	750	3,425	2,477
FHLB short-term borrowings	532,198	553,667	415,652	626,490	669,111	542,873	657,649
Other	26,226	99,378	93,298	76,859	161,913	62,600	154,020
Total short-term borrowings	563,204	655,100	511,232	714,156	831,774	608,898	814,146
Long-term debt	347,369	346,237	343,851	339,581	339,472	346,806	340,984
Total borrowed funds	910,573	1,001,337	855,083	1,053,737	1,171,246	955,704	1,155,130
Accrued interest and other liabilities	638,342	668,812	637,638	632,825	645,699	653,493	634,089
Total Liabilities	15,903,690	15,910,819	15,832,374	15,483,066	15,447,211	15,907,235	15,243,935

SHAREHOLDERS' EQUITY
Common stock	1,637,782	1,641,016	1,640,280	1,637,045	1,634,183	1,639,390	1,636,009
Retained earnings	1,322,168	1,282,300	1,249,263	1,210,924	1,179,827	1,302,344	1,162,137
Accumulated other comprehensive loss	(257,873)	(275,068)	(257,792)	(285,978)	(341,941)	(266,423)	(330,771)
Treasury stock, at cost	(186,330)	(190,463)	(190,706)	(190,866)	(191,029)	(188,385)	(194,074)
Total Shareholders' Equity	2,515,747	2,457,785	2,441,045	2,371,125	2,281,040	2,486,926	2,273,301
Total Liabilities and Shareholders' Equity	$18,419,437	$18,368,604	$18,273,419	$17,854,191	$17,728,251	$18,394,161	$17,517,236

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS
(Dollars in thousands)
(Unaudited)

	Quarterly Averages									Year-to-Date Averages
	June 30, 2025			March 31, 2025			June 30, 2024			June 30, 2025		June 30, 2024
	Balance	Interest	Yield	Balance	Interest	Yield	Balance	Interest	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$3,478,921	$38,476	4.44%	$3,411,593	$36,605	4.35%	$3,131,541	$32,999	4.23%	$3,445,443	4.39%	$3,134,603	4.14%
Interest-bearing deposits with other banks	542,815	5,964	4.41%	615,812	6,651	4.38%	599,348	7,960	5.33%	579,112	4.39%	576,501	5.39%
Gross loans (1)	11,792,840	201,460	6.85%	11,724,727	197,163	6.82%	11,440,930	211,760	7.42%	11,758,972	6.84%	11,253,557	7.41%
Total earning assets	15,814,576	245,900	6.24%	15,752,132	240,419	6.19%	15,171,819	252,719	6.68%	15,783,527	6.21%	14,964,661	6.65%

Nonearning assets
Allowance for credit losses	(158,170)			(158,206)			(147,666)			(158,188)		(145,808)
Cash and due from banks	174,375			164,734			174,435			169,581		189,277
Accrued interest and other assets	2,588,656			2,609,944			2,529,663			2,599,241		2,509,106
Total assets	$18,419,437			$18,368,604			$17,728,251			$18,394,161		$17,517,236

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$3,066,986	$14,139	1.85%	$3,090,526	$15,188	1.99%	$2,888,252	$14,923	2.07%	$3,078,691	1.92%	$2,892,010	2.08%
Savings	5,005,526	29,942	2.40%	4,918,004	30,355	2.50%	4,617,658	33,142	2.88%	4,962,007	2.45%	4,508,713	2.80%
Time	3,139,182	31,403	4.01%	3,141,103	33,098	4.27%	2,980,158	34,957	4.70%	3,140,137	4.14%	2,897,019	4.64%
Total interest-bearing deposits	11,211,694	75,484	2.70%	11,149,633	78,641	2.86%	10,486,068	83,022	3.18%	11,180,835	2.78%	10,297,742	3.12%
Borrowed funds
Short-term borrowings	563,204	6,393	4.55%	655,100	7,545	4.67%	831,774	11,395	5.49%	608,898	4.62%	814,146	5.53%
Long-term debt	347,369	5,754	6.64%	346,237	4,937	5.78%	339,472	4,991	5.90%	346,806	6.22%	340,984	5.87%
Total borrowed funds	910,573	12,147	5.35%	1,001,337	12,482	5.06%	1,171,246	16,386	5.61%	955,704	5.20%	1,155,130	5.63%
Total interest-bearing liabilities	12,122,267	87,631	2.90%	12,150,970	91,123	3.04%	11,657,314	99,408	3.42%	12,136,539	2.97%	11,452,872	3.37%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	3,143,081			3,091,037			3,144,198			3,117,203		3,156,974
Other liabilities	638,342			668,812			645,699			653,493		634,089
Shareholders' equity	2,515,747			2,457,785			2,281,040			2,486,926		2,273,301
Total liabilities & shareholders' equity	$18,419,437			$18,368,604			$17,728,251			$18,394,161		$17,517,236

Net interest income	$158,269			$149,296			$153,311			$307,565		$302,051
Net interest spread			3.34%			3.15%			3.26%		3.24%		3.28%
Net interest margin			4.01%			3.84%			4.06%		3.93%		4.06%

Tax equivalent adjustment			0.04%			0.04%			0.04%		0.03%		0.04%
Net interest margin (fully tax equivalent)			4.05%			3.88%			4.10%		3.96%		4.10%

(1) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$712	$1,159	$1,871	$1,635	$3,842	$5,477	$3,920	$6,774	$10,694
Interest-bearing deposits with other banks	41	(728)	(687)	(1,375)	(621)	(1,996)	(2,860)	57	(2,803)
Gross loans (2)	932	3,365	4,297	(16,312)	6,012	(10,300)	(32,110)	17,133	(14,977)
Total earning assets	1,685	3,796	5,481	(16,052)	9,233	(6,819)	(31,050)	23,964	(7,086)

Interest-bearing liabilities
Total interest-bearing deposits	$(4,400)	$1,243	$(3,157)	$(12,423)	$4,885	$(7,538)	$(17,145)	$12,173	$(4,972)
Borrowed funds
Short-term borrowings	(191)	(961)	(1,152)	(1,953)	(3,049)	(5,002)	(3,702)	(4,698)	(8,400)
Long-term debt	735	82	817	632	131	763	593	179	772
Total borrowed funds	544	(879)	(335)	(1,321)	(2,918)	(4,239)	(3,109)	(4,519)	(7,628)
Total interest-bearing liabilities	(3,856)	364	(3,492)	(13,744)	1,967	(11,777)	(20,254)	7,654	(12,600)
Net interest income (1)	$5,541	$3,432	$8,973	$(2,308)	$7,266	$4,958	$(10,796)	$16,310	$5,514

(1) Not tax equivalent.
(2) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)
						Six months ended,
	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	June 30,	June 30,
	2025	2025	2024	2024	2024	2025	2024
ALLOWANCE FOR CREDIT LOSS ACTIVITY
Balance at beginning of period	$155,482	$156,791	$158,831	$156,185	$144,274	$156,791	$141,433
Provision for credit losses	9,084	9,141	9,705	9,930	16,157	18,225	29,576
Gross charge-offs
Commercial and industrial	4,996	8,178	4,333	5,471	2,149	13,174	4,844
Lease financing	606	1,454	2,831	368	190	2,060	193
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	0	0	5,051	261	2	0	5,321
Residential real estate	16	0	12	60	6	16	71
Home equity	100	86	210	90	122	186	147
Installment	1,120	1,321	1,680	1,510	2,034	2,441	4,270
Credit card	489	474	492	768	532	963	1,326
Total gross charge-offs	7,327	11,513	14,609	8,528	5,035	18,840	16,172
Recoveries
Commercial and industrial	290	195	1,779	434	236	485	398
Lease financing	11	29	17	11	1	40	60
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	70	24	19	25	137	94	175
Residential real estate	42	24	23	22	37	66	61
Home equity	74	144	222	240	118	218	198
Installment	716	563	499	421	219	1,279	364
Credit card	80	84	305	91	41	164	92
Total recoveries	1,283	1,063	2,864	1,244	789	2,346	1,348
Total net charge-offs	6,044	10,450	11,745	7,284	4,246	16,494	14,824
Ending allowance for credit losses	$158,522	$155,482	$156,791	$158,831	$156,185	$158,522	$156,185

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	0.49%	0.85%	0.27%	0.54%	0.21%	0.67%	0.25%
Lease financing	0.41%	0.99%	1.91%	0.26%	0.15%	0.70%	0.05%
Construction real estate	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Commercial real estate	(0.01)%	0.00%	0.49%	0.02%	(0.01)%	0.00%	0.25%
Residential real estate	(0.01)%	(0.01)%	0.00%	0.01%	(0.01)%	(0.01)%	0.00%
Home equity	0.01%	(0.03)%	(0.01)%	(0.07)%	0.00%	(0.01)%	(0.01)%
Installment	1.38%	2.42%	3.43%	3.03%	4.81%	1.91%	5.08%
Credit card	2.41%	2.40%	1.13%	4.13%	2.94%	2.41%	3.75%
Total net charge-offs	0.21%	0.36%	0.40%	0.25%	0.15%	0.28%	0.27%

COMPONENTS OF NONACCRUAL LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans
Commercial and industrial	$24,489	$7,649	$6,641	$10,703	$17,665	$24,489	$17,665
Lease financing	6,243	6,487	6,227	11,632	5,374	6,243	5,374
Construction real estate	1,365	0	0	0	0	1,365	0
Commercial real estate	23,905	25,736	32,303	23,608	22,942	23,905	22,942
Residential real estate	16,995	16,044	16,700	14,596	12,715	16,995	12,715
Home equity	3,226	2,920	3,418	4,074	3,295	3,226	3,295
Installment	701	719	684	826	682	701	682
Total nonaccrual loans	76,924	59,555	65,973	65,439	62,673	76,924	62,673
Other real estate owned (OREO)	204	213	64	30	30	204	30
Total nonperforming assets	77,128	59,768	66,037	65,469	62,703	77,128	62,703
Accruing loans past due 90 days or more	714	228	361	463	1,573	714	1,573
Total underperforming assets	$77,842	$59,996	$66,398	$65,932	$64,276	$77,842	$64,276
Total classified assets	$214,346	$213,351	$224,084	$206,194	$195,277	$214,346	$195,277

CREDIT QUALITY RATIOS
Allowance for credit losses to
Nonaccrual loans	206.08%	261.07%	237.66%	242.72%	249.21%	206.08%	249.21%
Total ending loans	1.34%	1.33%	1.33%	1.37%	1.36%	1.34%	1.36%
Nonaccrual loans to total loans	0.65%	0.51%	0.56%	0.57%	0.54%	0.65%	0.54%
Nonperforming assets to
Ending loans, plus OREO	0.65%	0.51%	0.56%	0.57%	0.54%	0.65%	0.54%
Total assets	0.41%	0.32%	0.36%	0.36%	0.35%	0.41%	0.35%
Classified assets to total assets	1.15%	1.16%	1.21%	1.14%	1.07%	1.15%	1.07%

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
	Three Months Ended,					Six months ended,
	June 30,	Mar. 31,	Dec. 31,	Sep. 30,	June 30,	June 30,	June 30,
	2025	2025	2024	2024	2024	2025	2024
PER COMMON SHARE
Market Price
High	$25.19	$29.04	$30.34	$28.09	$23.78	$29.04	$23.78
Low	$22.05	$24.25	$23.98	$21.70	$20.79	$22.05	$20.79
Close	$24.26	$24.98	$26.88	$25.23	$22.22	$24.26	$22.22

Average shares outstanding - basic	94,860,428	94,645,787	94,486,838	94,473,666	94,438,235	94,753,700	94,328,151
Average shares outstanding - diluted	95,741,696	95,524,262	95,487,564	95,479,510	95,470,093	95,633,579	95,327,045
Ending shares outstanding	95,760,617	95,730,353	95,494,840	95,486,317	95,486,010	95,760,617	95,486,010

Total shareholders' equity	$2,558,155	$2,501,235	$2,438,041	$2,450,438	$2,326,439	$2,558,155	$2,326,439

REGULATORY CAPITAL	Preliminary					Preliminary
Common equity tier 1 capital	$1,776,038	$1,724,134	$1,709,422	$1,661,759	$1,626,345	$1,776,038	$1,626,345
Common equity tier 1 capital ratio	12.57%	12.29%	12.16%	12.04%	11.78%	12.57%	11.78%
Tier 1 capital	$1,821,316	$1,769,357	$1,754,584	$1,706,796	$1,671,258	$1,821,316	$1,671,258
Tier 1 ratio	12.89%	12.61%	12.48%	12.37%	12.11%	12.89%	12.11%
Total capital	$2,116,180	$2,090,211	$2,057,877	$2,012,349	$1,997,378	$2,116,180	$1,997,378
Total capital ratio	14.98%	14.90%	14.64%	14.58%	14.47%	14.98%	14.47%
Total capital in excess of minimum requirement	$632,563	$617,347	$581,659	$563,273	$548,037	$632,563	$548,037
Total risk-weighted assets	$14,129,683	$14,027,274	$14,059,215	$13,800,728	$13,803,249	$14,129,683	$13,803,249
Leverage ratio	10.28%	10.01%	9.98%	9.93%	9.73%	10.28%	9.73%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	13.73%	13.55%	13.13%	13.50%	12.81%	13.73%	12.81%
Ending tangible shareholders' equity to ending tangible assets (1)	8.40%	8.16%	7.73%	7.98%	7.23%	8.40%	7.23%
Average shareholders' equity to average assets	13.66%	13.38%	13.36%	13.28%	12.87%	13.52%	12.98%
Average tangible shareholders' equity to average tangible assets (1)	8.26%	7.94%	7.87%	7.64%	7.15%	8.10%	7.20%

REPURCHASE PROGRAM (2)
Shares repurchased	0	0	0	0	0	0	0
Average share repurchase price	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total cost of shares repurchased	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1) Non-GAAP measure. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

(2) Represents share repurchases as part of publicly announced plans.

N/A = Not applicable